Exhibit 10.1

OLYMPIC STEEL, INC.

AMENDMENT TO MANAGEMENT RETENTION AGREEMENT FOR SENIOR EXECUTIVE OFFICERS OF OLYMPIC STEEL, INC.

This AMENDMENT TO MANAGEMENT RETENTION AGREEMENT FOR SENIOR EXECUTIVE OFFICERS OF OLYMPIC STEEL, INC. (the “Amendment”) is entered into as of December 30, 2014 (the “Effective Date”) by and between OLYMPIC STEEL, INC., an Ohio corporation (the “Company”) and the Company employee identified on the signature page of this Amendment below (“Employee”).

WHEREAS, Employee is currently a party to a Management Retention Agreement entered into between the Company and Employee prior to the date of this Amendment (the “MRA”);

WHEREAS, the parties hereto mutually desire to enter into this Amendment to amend the MRA, effective as of the Effective Date, to eliminate the so-called “walk at will” provision in the MRA, which provision generally provides Employee with the right, following a Change in Control of the Company, to terminate Employee’s employment with the Company for any reason, or no reason, within the 12-month period commencing with the date of the Change in Control and still receive certain severance payments and benefits as provided for under the terms of the MRA;

WHEREAS, the Company and Employee may amend the MRA though this Amendment if signed by both the Company and Employee; and

WHEREAS, certain capitalized terms used in this Amendment without definition have the meanings ascribed to them in the MRA (as defined below).

NOW, THEREFORE, the Company and Employee hereby acknowledge and agree, effective as of the Effective Date, as follows:

1.     Amendment and Restatement of First Sentence of Section 6(b) of the MRA. The first sentence of Section 6(b) of the MRA is hereby amended and restated in its entirety as follows: “by Employee for ‘good reason.’ ”

2.     Entire Agreement. The amended MRA, consisting of the MRA as amended as of the Effective Date by the Amendment, constitutes the full and entire understanding and agreement between the parties to the MRA with regard to the subjects hereof and thereof.

3.     Continuing Effectiveness. Except as otherwise provided in the Amendment, the MRA shall continue in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the Company and Employee have executed this Amendment effective as of the Effective Date.

OLYMPIC STEEL, INC.

By:
Name:
Title: